ADVANCED SERIES TRUST

AST Core Fixed Income Portfolio

Supplement dated March 28, 2025 to the

Statement of Additional Information dated May 1, 2024, as supplemented

This supplement should be read in conjunction with the Statement of Additional Information (the SAI) for Advanced Series Trust (the Trust) relating to the AST Core Fixed Income Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Connor Fitzgerald has been added as a named portfolio manager to the Portfolio.

To reflect this change, the SAI is hereby revised as follows:

The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Core Fixed Income Portfolio” is hereby revised by adding the following information with respect to Mr. Fitzgerald:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment		of Portfolio
		Companies*	Vehicles*		Securities*
Wellington	Connor	11/$2,173,037,466	12/$4,227,883,891	66/$23,535,423,591	None
Management	Fitzgerald		2/ $954,352,308	5/$1,218,045,663
Company
LLP

*Information is as of December 31, 2024.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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